First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Debt-to-Income Ratio (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	3	1,026,250.00	0.74	7.033	652	89.26
20.01 - 25.00	13	2,387,199.50	1.72	6.615	657	79.33
25.01 - 30.00	22	4,047,785.63	2.91	6.608	646	78.86
30.01 - 35.00	40	8,393,350.00	6.03	6.710	654	79.27
35.01 - 40.00	84	18,489,732.91	13.29	6.855	660	80.91
40.01 - 45.00	153	37,874,296.25	27.23	6.798	654	81.10
45.01 - 50.00	215	58,568,088.15	42.11	6.861	660	80.43
50.01 - 55.00	31	8,307,800.00	5.97	6.647	638	79.56

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	6	1,243,000.00	0.89	5.428	668	70.93
5.501 - 6.000	51	13,153,848.15	9.46	5.909	659	77.61
6.001 - 6.500	133	33,674,815.42	24.21	6.322	663	79.86
6.501 - 7.000	200	50,553,692.50	36.34	6.815	655	80.90
7.001 - 7.500	93	21,922,176.37	15.76	7.283	650	81.90
7.501 - 8.000	63	14,724,520.00	10.59	7.759	655	81.80
8.001 - 8.500	11	3,170,150.00	2.28	8.158	643	82.07
8.501 - 9.000	4	652,300.00	0.47	8.753	611	86.66

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	18	1,533,326.15	1.10	7.071	636	78.64
100,000.01 - 150,000.00	82	10,392,576.60	7.47	6.860	661	79.41
150,000.01 - 200,000.00	103	18,118,411.25	13.03	6.798	657	80.03
200,000.01 - 250,000.00	119	27,037,616.44	19.44	6.829	647	80.76
250,000.01 - 300,000.00	82	22,283,252.00	16.02	6.808	652	80.70
300,000.01 - 350,000.00	61	19,776,070.00	14.22	6.871	655	80.65
350,000.01 - 400,000.00	46	17,213,200.00	12.38	6.766	666	82.81
400,000.01 - 450,000.00	27	11,497,550.00	8.27	6.641	661	79.07
450,000.01 - 500,000.00	21	10,081,500.00	7.25	6.804	668	78.66
550,000.01 - 600,000.00	2	1,161,000.00	0.83	7.238	645	90.00

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 60 Month IO	364	90,896,743.15	65.35	6.859	657	80.69
ARM 3/27 60 Month IO	197	48,197,759.29	34.65	6.720	655	80.30

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	561	139,094,502.44	100.00	6.811	656	80.56

Total:	561	139,094,502.44	100.00	6.811	656	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	499	123,360,710.00	88.69	6.830	658	80.71
1	60	15,402,542.44	11.07	6.648	646	79.42
2	2	331,250.00	0.24	7.159	633	76.21

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	561	139,094,502.44	100.00	6.811	656	80.56

Total:	561	139,094,502.44	100.00	6.811	656	80.56

		Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	125,000.00	0.09	6.500	646	17.86
25.01 - 30.00	1	104,000.00	0.07	6.350	614	28.89
35.01 - 40.00	1	171,150.00	0.12	6.250	643	38.03
40.01 - 45.00	3	548,000.00	0.39	6.036	669	41.73
45.01 - 50.00	1	94,470.00	0.07	6.375	663	47.00
50.01 - 55.00	5	878,450.00	0.63	6.364	634	52.62
55.01 - 60.00	3	801,500.00	0.58	5.996	617	58.99
60.01 - 65.00	7	1,631,000.00	1.17	6.447	645	63.51
65.01 - 70.00	16	3,746,440.00	2.69	6.522	647	68.91
70.01 - 75.00	16	5,254,470.00	3.78	6.570	660	73.94
75.01 - 80.00	374	93,518,232.21	67.23	6.838	662	79.81
80.01 - 85.00	39	9,053,525.54	6.51	6.608	637	84.26
85.01 - 90.00	77	19,255,014.69	13.84	7.019	639	89.60
90.01 - 95.00	16	3,633,250.00	2.61	6.822	658	94.08
95.01 - 100.00	1	280,000.00	0.20	6.375	699	100.00

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

561 - 580	1	135,000.00	0.10	6.750	580	87.10
581 - 600	25	5,470,750.00	3.93	7.025	593	83.08
601 - 620	73	18,389,421.28	13.22	6.792	611	80.99
621 - 640	143	35,685,430.00	25.66	6.941	631	80.49
641 - 660	107	24,925,495.00	17.92	6.887	650	81.01
661 - 680	79	19,780,583.56	14.22	6.667	671	79.29
681 - 700	62	16,319,739.79	11.73	6.697	689	80.75
701 - 720	24	5,930,182.81	4.26	6.497	707	79.56
721 - 740	23	6,410,300.00	4.61	6.700	730	80.44
741 - 760	15	3,703,350.00	2.66	6.707	754	80.22
761 - 780	5	1,264,850.00	0.91	7.051	766	80.00
781 - 800	3	767,400.00	0.55	7.277	786	79.21
801 - 820	1	312,000.00	0.22	5.600	809	80.00

Total: 561		139,094,502.44	100.00	6.811	656	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	316	80,620,306.37	57.96	6.870	664	80.43
Cashout	234	55,230,896.07	39.71	6.728	645	80.59
Rate/Term Refinance	11	3,243,300.00	2.33	6.746	655	82.97

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	476	118,202,227.31	84.98	6.814	655	80.53
Condo	35	7,985,840.00	5.74	6.900	659	81.21
Townhouse	31	7,555,585.13	5.43	6.617	664	80.62
Duplex	11	2,866,450.00	2.06	7.081	679	81.32
3-4 Unit	8	2,484,400.00	1.79	6.658	676	78.76

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	350	91,204,968.00	65.57	6.981	661	80.23
Full	209	47,357,534.44	34.05	6.488	646	81.19
NINA	2	532,000.00	0.38	6.347	694	80.00

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	554	137,244,452.44	98.67	6.814	656	80.65
Non-Owner Occupied	7	1,850,050.00	1.33	6.567	696	73.58

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	470	117,443,581.16	84.43	6.801	666	80.44
B	91	21,650,921.28	15.57	6.862	605	81.20

Total:	561	139,094,502.44	100.00	6.811	656	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	240	70,740,331.71	50.86	6.775	655	79.41
Florida	89	17,890,649.50	12.86	6.819	659	81.60
Illinois	59	13,435,633.54	9.66	6.922	665	81.81
Maryland	35	8,981,229.88	6.46	6.689	650	82.84
Nevada	28	6,846,650.00	4.92	6.945	648	81.27
Arizona	34	5,705,570.00	4.10	6.827	640	84.03
Virginia	17	4,588,000.00	3.30	6.824	680	77.31
Washington	7	1,747,850.00	1.26	6.981	671	83.85
Colorado	10	1,561,132.81	1.12	7.138	652	82.82
Massachusetts	4	1,085,895.00	0.78	6.934	648	80.61
Georgia	5	1,008,950.00	0.73	6.950	630	83.50
North Carolina	8	983,500.00	0.71	6.859	662	81.14
Pennsylvania	4	672,950.00	0.48	6.961	668	84.89
Minnesota	3	664,420.00	0.48	6.381	633	82.36
Indiana	3	524,000.00	0.38	7.144	667	82.06
Michigan	3	475,500.00	0.34	7.234	632	85.21
Rhode Island	2	460,000.00	0.33	6.344	714	80.00
Ohio	2	325,500.00	0.23	7.079	637	81.44
New Jersey	1	281,300.00	0.20	6.000	618	68.61
Wisconsin	2	279,900.00	0.20	6.984	651	79.99
Connecticut	1	248,000.00	0.18	5.875	642	80.00
New Hampshire	1	208,000.00	0.15	7.300	714	80.00
Idaho	2	195,540.00	0.14	6.867	631	73.61
Oregon	1	184,000.00	0.13	6.750	726	80.00

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	99	24,376,761.98	17.53	6.974	658	81.56
1	36	9,833,289.50	7.07	7.052	672	81.74
2	290	69,924,630.96	50.27	6.782	653	80.38
3	136	34,959,820.00	25.13	6.687	657	79.88

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	51	11,312,683.54	8.13	6.781	667	81.12
4.501 - 5.000	1	180,000.00	0.13	5.125	711	80.00
5.001 - 5.500	12	3,091,850.00	2.22	5.657	663	74.95
5.501 - 6.000	93	23,542,283.78	16.93	6.092	659	78.11
6.001 - 6.500	146	37,616,670.75	27.04	6.564	659	80.51
6.501 - 7.000	145	35,892,268.00	25.80	6.982	653	81.83
7.001 - 7.500	75	17,448,796.37	12.54	7.494	649	80.96
7.501 - 8.000	32	8,819,150.00	6.34	7.969	652	81.88
8.001 - 8.500	4	756,100.00	0.54	8.484	645	82.68
8.501 - 9.000	2	434,700.00	0.31	8.780	601	90.00

Total:	561	139,094,502.44	100.00	6.811	656	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	7	1,493,000.00	1.07	5.608	658	69.26
12.501 - 13.000	51	13,153,848.15	9.46	5.909	659	77.61
13.001 - 13.500	132	33,424,815.42	24.03	6.320	663	80.00
13.501 - 14.000	200	50,553,692.50	36.34	6.815	655	80.90
14.001 - 14.500	93	21,922,176.37	15.76	7.283	650	81.90
14.501 - 15.000	63	14,724,520.00	10.59	7.759	655	81.80
15.001 - 15.500	11	3,170,150.00	2.28	8.158	643	82.07
15.501 - 16.000	4	652,300.00	0.47	8.753	611	86.66

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	6	1,243,000.00	0.89	5.428	668	70.93
5.501 - 6.000	51	13,153,848.15	9.46	5.909	659	77.61
6.001 - 6.500	133	33,674,815.42	24.21	6.322	663	79.86
6.501 - 7.000	200	50,553,692.50	36.34	6.815	655	80.90
7.001 - 7.500	93	21,922,176.37	15.76	7.283	650	81.90
7.501 - 8.000	63	14,724,520.00	10.59	7.759	655	81.80
8.001 - 8.500	11	3,170,150.00	2.28	8.158	643	82.07
8.501 - 9.000	4	652,300.00	0.47	8.753	611	86.66

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	561	139,094,502.44	100.00	6.811	656	80.56

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	3,265,515.65	2.35	6.365	640	77.92
1.500	547	135,828,986.79	97.65	6.822	657	80.62

Total:	561	139,094,502.44	100.00	6.811	656	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

22	2	331,250.00	0.24	7.159	633	76.21
23	43	11,497,253.15	8.27	6.615	644	78.85
24	308	76,532,290.00	55.02	6.896	659	80.95
25	11	2,535,950.00	1.82	6.807	654	81.64
35	17	3,905,289.29	2.81	6.747	650	81.10
36	171	42,264,970.00	30.39	6.709	657	80.09
37	9	2,027,500.00	1.46	6.904	634	83.21

Total:	561	139,094,502.44	100.00	6.811	656	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.